September 30, 2018

SUMMARY PROSPECTUS

SIIT Extended Market Index Fund (SMXAX)

Class A

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated September 30, 2018, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.12%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.20%

seic.com

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Extended Market Index Fund — Class A Shares	$20	$64	$113	$255

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund is managed using a passive/indexing investment approach and invests substantially all of its assets in securities (mostly common stocks) of companies that are included (at the time of purchase) in the Russell Small Cap Completeness Index (the Index). As of July 31, 2018, the market capitalization of the companies included in the Index ranged from $159 million to $58.6 billion. The Index is composed of securities of the companies included in the Russell 3000 Index (which includes the largest 3,000 U.S. companies), excluding the securities of companies that are constituents of the S&P 500 Index (which includes 500 leading U.S. companies). The Index is constructed to attempt to provide a comprehensive and unbiased barometer of the extended broad market of U.S. equity securities beyond that of the 500 leading U.S. companies included in the S&P 500 Index. The Fund's investment performance will depend on the Fund's tracking of the Index and the performance of the Index. The market capitalization range and the composition of the Index are subject to change.

The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Fund generally will attempt to invest in securities (including interests of real estate investment trusts (REITs)) composing the Index in approximately the same proportions as they are represented in the Index. The Fund's ability to fully replicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. In some cases, it may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund's Sub-Adviser may employ a sampling or optimization technique to construct the Fund's portfolio. In seeking to replicate the performance of the Index, the Fund may also invest in exchange-traded funds (ETFs) and REITs that are not constituents of the Index.

The Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions. The Fund may, at times, purchase or sell index futures contracts, or options on those futures, or engage in forward or swap transactions in lieu of investing directly in the securities making up the Index or to enhance the Fund's replication of the Index's return. In addition, for liquidity purposes, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as reverse repurchase agreements and money market funds. The Fund's return may not match the return of the Index.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative

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contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that the Fund's investment approach, which attempts to replicate the performance of the Index, may underperform other segments of the equity markets or the equity markets as a whole. The Fund is also subject to the risk that the securities in which it invests may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives and repurchase agreements (which effectively constitute a form of borrowing) may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Sampling Risk — The Fund may not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund may not track the return of the Index as well as it would have if the Fund purchased all of the securities in the Index.

Small and Medium Capitalization Risk — The small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the Index as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the benchmark and other factors.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four calendar years, and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market

SEI / SUMMARY PROSPECTUS

performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 7.22% (9/30/2016) Worst Quarter: -10.48% (9/30/2015) The Fund's total return from January 1, 2018 to June 30, 2018 was 6.10%.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

This table compares the Fund's average annual total returns to those of a broad-based index and the Russell Small Cap Completeness Index, which is a secondary index designed to serve as a relevant benchmark for a passive investment strategy in the extended market.

Extended Market Index Fund	1 Year	Since Inception* (02/28/2013)
Return Before Taxes	18.26%	13.40%
Return After Taxes on Distributions	16.41%	11.99%
Return After Taxes on Distributions and Sale of Fund Shares	11.05%	10.19%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	21.13%	14.57%
Russell Small Cap Completeness Index (reflects no deduction for fees, expenses or taxes)	18.27%	13.40%

* Index returns are shown from February 28, 2013.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Michael Feehily, CFA Karl Schneider, CAIA Amy Scofield	Since 2013 Since 2013 Since 2013	Senior Managing Director, Head of Global
Equity Beta Solutions in the Americas
Managing Director, Deputy Head of Global
Equity Beta Solutions in the Americas
Principal, Portfolio Manager in the Global
Equity Beta Solutions Group

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Purchase and Sale of Fund Shares

The Fund's minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.